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                                                                 Exhibit 10.a.ii

                            RESTORATION STOCK OPTION
                                 {CURRENT DATE}

NAME
ADDRESS
ADDRESS

Dear                 :

      You have exercised a non-qualified stock option previously granted to you, and you paid all or part of the option exercise price by delivery of Company stock. In accordance with the program adopted by the Organization and Compensation Committee of the Board of Directors, subject to your acceptance you are granted a non-qualified Restoration Option for shares of Company common stock, $1 par value, subject to the terms of the 1991 Long Term Stock Incentive Plan, as follows:

         Date of Restoration Option:

         Number of Shares Granted:

         The Option Price:  $

         Exercisable in Full on & after:

         This Option Expires after:

      Copies of the 1991 Plan, the Company's most recent proxy statement, Annual Report to Stockholders and a Prospectus are enclosed for your information, except to the extent our records indicate you have already received such documents. Additional copies of any of these documents are available from the Company upon your request.

      Except for reference to an option plan other than the 1991 Plan and the above specific terms, all of the terms and conditions of your most recent option agreement are incorporated in this Restoration Option, and both the Company and you are bound thereby. Please sign two copies of this document and return them as soon as possible to Eugene A. Gargaro, Jr. at the home office, since this Restoration Option will not be effective until we receive the signed copies.

                                            MASCO CORPORATION

                                            By_________________________________
                                                Richard A. Manoogian
                                                Chairman of the Board and
                                                Chief Executive Officer

Accepted upon the terms above stated:

___________________________________
DATED:_____________________________